ULTRASONIC SPRAY TECHNOLOGY

Enabling the Next Generation of Advanced Manufacturing



ANNUAL SHAREHOLDER MEETING

August 20, 2026

SONO•TEK Corporation | Nasdaq : SOTK

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including delivery of profitable, dynamic growth, growth opportunities for ultrasonic spray technology, retaining and expanding industry leadership and customer base, continuing product diversity, maintaining technological advantage of the Company's nozzles over those of competitors, including faster return on investment compared to conventional spray systems, enhancing global distribution network, establishing market niches for recently developed products and services, including fuel cell roll-to-roll development and controlled coating, market reception of new spray innovations, ability to increase sales of larger machines with longer delivery times, maintaining strong net cash position, achieving revenue projections, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

WELCOME SHAREHOLDERS

Committed, Exceptional Board

BOARD MEMBERS	ROLE	DIRECTOR SINCE
Dr. Chris Coccio	Executive Chairman	1998
Dr. Joseph Riemer	Independent Director***	2007
Eric Haskell, CPA	Independent Director**	2009
Steve Harshbarger	Director	2013
Carol O'Donnell	Independent Director*	2018
Dr. Adeniyi Lawal	Independent Director	2024
Kirk Warshaw, CPA	Independent Director	2025

**Chair of Compensation Committee **Chair of Audit Committee ***Chair of Nominating Committee*

WHO ARE WE?

EXECUTIVE & SENIOR MANAGEMENT


Headquarters
Satellite Offices
Distributors

Dynamic, committed team located in the Mid-Hudson Valley with worldwide distribution and development laboratories



Dr. Chris Coccio
EXECUTIVE CHAIRMAN

25 YEARS



Steve Harshbarger
CEO & PRESIDENT

33 YEARS



Stephen Bagley, CPA
CFO

21 YEARS



Chris Cichetti
COO

18 YEARS



Maria Kuha
VICE PRESIDENT, MANUFACTURING OPERATIONS

19 YEARS



Randy Copeman
CHIEF TECHNOLOGIST

29 YEARS



Brian Booth
VICE PRESIDENT, SALES & BUSINESS

20 YEARS

OVER 100 YEARS OF COMBINED EXPERTISE IN ULTRASONIC COATING TECHNOLOGY AT SOTK

OFFICIAL BUSINESS MEETING



ULTRASONIC SPRAY TECHNOLOGY


Example:
20 micron
drops
LIBER

More cost-effective and simpler than alternative coating methods:

- Dramatic reductions in overspray with reduced emissions
- Large cost savings
- Improved process repeatability
- High precision coatings

CORE ULTRASONIC NOZZLE IS A UNIQUE PROPRIETARY TECHNOLOGY AT THE HEART OF EVERY MACHINE

Ultrasonic nozzle systems use high frequency ultrasonic vibrations to atomize liquids into uniform micron-sized drops for coating a wide variety of high-tech precision thin film coating applications.


Exactacoat


(d)
(e)
1 µm
5 µm


(f)
1 µm



PEROVSKITE SOLAR COATING APPLICATION

Photo: www.solar-rrl.com, Spray-Coated Lead-Free $Cs_2AgBiBr_6$ Double Perovskite Solar Cells

R&D through High Volume Coating Machines



Sono-Tek Corporation
is the leading developer and manufacturer of ultrasonic spray coating systems for applying functional thin film coatings for:

- **MICROELECTRONICS/ELECTRONICS**
- **ALTERNATIVE ENERGY**
- **MEDICAL**
- **INDUSTRIAL**
- **EMERGING R&D MARKETS**

PATENTED

FOUNDED 1975

6 WORLDWIDE DEVELOPMENT LABS

39 INTERNATIONAL DISTRIBUTORS

CUSTOMERS IN 50+ COUNTRIES

MARKET DATA 8.4.2026	
Nasdaq	SOTK
Price	$5.28
52 Week Range	$3.23-$6.24
Market Cap	85M
Average Daily Trading (3 Months)	48K
Common Shares Outstanding	15.7M
Insider Ownership	4%
Cash, Cash Equivalents & Marketable Securities*	$16.7M

*As of 5/31/2026

STRONG MARGIN PROFILE

- Gross margins consistently in the upper 40%-to-low-50% range.
- Unusually stable for a high-tech capital equipment manufacturer.
- Focused on markets where performance outweighs equipment cost.
- Proprietary technology and process expertise support premium pricing.
- Strong gross margins provide a foundation for long-term growth.

CONSISTENTLY STRONG GROSS MARGINS


GROSS MARGINS
60%
50%
40%
30%
20%
10%
0%
45%
48%
47%
50%
51%
50%
48%
51%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Steve Harshbarger
CEO & President


150mm
200mm

A BROAD RANGE OF APPLICATIONS
Transitioning from R&D to Production Volume Manufacturing

Strategy:
Grow our business by targeting key disruptive coating applications in growth oriented sectors.

MEDICAL DEVICES
SEMICONDUCTORS
NANOMATERIALS
TEXTILES
FOOD
INDUSTRIAL
CLEAN ENERGY
AUTOMOTIVE
AEROSPACE
GLASS
ELECTRONICS
DISPLAYS


Applying Precision Coatings Since
1975
50 microns
x500

COMPLETE SOLUTIONS
EQUIPMENT + EXPERTISE

- **Custom Engineered Solutions** - State-of-the-art designs tailored to customer needs.
- **Advanced Technical Capabilities** - Solving complex coating challenges with innovative technologies.
- **Strategic Industry Partnerships** - Established network for large system integration projects.
- **Product Portfolio Expansion** - Focused growth through application-specific machinery.
- **Market & Customer Diversification** - Entry into high-tech markets with large platform system opportunities.


Flexi•Coat

Acknowledged as an industry leader in innovative technology with proprietary expertise.

Complete Solutions Drive Growth

EXTENSIVE EXPERTISE
APPLICATION ENGINEERING

- **Customized Machine Solutions** - Complex, tailored systems create a distinct competitive edge.
- **Hands-On Customer Engagement** - On-site lab testing, visits, and ongoing support to ensure success and drive repeat business.
- **Strategic Industry Collaborations** - Partnering with leading chemical companies to deliver integrated solutions.
- **Global Technical Support** - 6 worldwide labs dedicated to advancing customer process development.
- **Forward Deployed Engineering (FDE) Team** - Growing team embedded in key customer projects to accelerate the transition from R&D to full-scale production.



Customer-centric approach drives sales and creates lasting relationships.

Customer-Focused Solutions

FORWARD DEPLOYED ENGINEERING (FDE)
EMBEDDED CUSTOMER INTEGRATION

- **Dedicated FDE Team** – Newly formed team of three senior application engineers and a project manager focused on key customer programs.
- **Embedded Customer Collaboration** – Works alongside customer teams, often directly on the factory floor, to understand and solve manufacturing challenges.
- **Partner-Enabled System Integration** – Identifies and integrates complementary equipment from specialized partners to meet each customer's complete manufacturing needs.
- **Faster Path to Production** – Resolves integration challenges in real time, accelerating the transition from R&D to full-scale manufacturing.

Customer-centric approach drives sales and creates lasting relationships.

Customer-Focused Solutions

SCALABLE EQUIPMENT
ALL LEVELS OF MANUFACTURING

- **R&D to Production Transition** - Customers scale up after successful process development on R&D machines.
- **High-Value System Solutions** - Full systems with advanced handling and integrated pre/post-coating modules command significantly higher ASPs.
- **Revenue Upside** - Full production systems exceed $1M+ per order, driving substantial growth.







Increasing Average Selling Prices (ASPs) driven by high-performance, custom solutions.

High-Value Systems

EARLY PHASE NEW REVENUE STREAMS GAINING MOMENTUM

Services Revenue Increasing

- Service-related contracts that support our large platform and highest ASP production lines are growing in importance.
- Our in-house development lab generates increasing revenue streams while accelerating orders.
- Adding new **recurring** service revenue streams to our business model.
- ***Calibration Services*** **starting in FY 2027**.


GROWING REVENUE STREAMS FROM PAID SERVICES
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
SERVICE PLANS
CONTRACT COATING
ENGINEERING TIME
APPS ENGINEERING TRIPS
LAB TIME
SERVICE TRIPS
REPAIRED PARTS

Strong growth trajectory of service related revenue

AVERAGE SELLING PRICE (ASP) PROGRESSION

Increasing % of Sales with High ASPs

From FY 2017 to FY 2026:

- 1,313%, $11M increase in sales over
- $150K value.
- Entry level systems below $75K remain stable.
- Mid-range system sales are shifting toward more complex systems priced above $150K.
- Trend toward higher ASP systems expected to continue in FY 2027 and beyond.

High ASP Segment Increasingly Expanding

STRATEGIC FOCUS TOWARD HIGHER ASPS IS SHOWING SUCCESS


% OF SALES BY SELL PRICE INCREMENTS FOR FY 2018 - 2026
ORDERS $0- 74,999
ORDERS $75,000 -150,000
ORDERS >$150,000
TOTAL SALES (IN MILLIONS)
$25
$20
$15
$10
$5
$0
FY2018
56%
30%
14%
FY2019
62%
21%
17%
FY2020
43%
25%
32%
FY2021
42%
21%
36%
FY2022
42%
30%
27%
FY2023
47%
35%
18%
FY2024
36%
34%
29%
FY2025
33%
22%
45%
FY2026
31%
12%
57%



AVERAGE SELLING PRICE (ASP) PROGRESSION

ASP Growth in Action: Recently Announced Record $3.6M+ Production Line

- Recently announced order valued at over $3.6 million— the largest single integrated production line order in Sono-Tek's history.
- Existing medical diagnostic customer advancing from process development to high-volume manufacturing.
- Combines ultrasonic coating, complementary process capabilities and advanced automation.
- Validates Sono-Tek's strategy of growing alongside customers with increasingly complex, higher-ASP systems.
- Expected to ship during fiscal year 2028.

Customer Progression: Early-stage Platforms → Recently Announced $820,000 Production System → $3.6M+ Automated Line

FINANCIAL HIGHLIGHTS FY 2026

Record-Breaking Revenue & Record Breaking Net Income in FY 2026

Net Income Increased 42% to $1.8M in FY 2026

Revenue increased 54% in the medical device sector in FY 2026 compared to FY 2025, driven by strong sales for high volume implantable and diagnostic device coating applications.


Revenue
$ in Millions
25
20
15
10
5
0
$15.3
$14.8
$17.1
$15.1
$19.7
$20.5
$20.9
2020 2021 2022 2023 2024 2025 2026
FISCAL YEAR


Cash, Cash Equivalents & Marketable Securities
$ in Millions
16
14
12
10
8
6
4
2
0
$7.9
$8.7
$10.7
$11.4
$11.8
$11.9
$14.8
2020 2021 2022 2023 2024 2025 2026
FISCAL YEAR


Net Income
$ in Millions
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
$1.1
$1.1
$1.5*
$0.6
$1.4
$1.3
$1.8
2020 2021 2022 2023 2024 2025 2026
FISCAL YEAR

*Excludes PPP loan, forgiven in Q1 FY2022

FY 2027 OUTLOOK

- **Entering the Year with a Stable Backlog** – A solid starting position supported by committed customer orders.
- **Q1 FY 2027 Highlights** – Net sales up 10%, gross margin expanded to 57%, and operating income increased by $414k year-over-year.
- **FY 2027 Revenue Projected to Be Flat to Modest Growth,** with a strong foundation in place for accelerated growth in subsequent years.
- **Backlog and Revenue Will Be Lumpy** – Driven by increased frequency and timing of high ASP system orders, which may vary quarter to quarter.
- **Government Policy Changes Will Impact the U.S. Clean Energy** – Near-term headwinds expected in this traditional growth vertical.
  - ✓ *High-volume production expertise gained in clean energy sector directly applies to other industry sectors.*
- **Successful Shift to Other Disruptive Markets Underway** – Increased focus on medical devices, semiconductors, diagnostics, and precision glass.


ANNUAL BACKLOG (IN MILLIONS)
10
9
8
7
6
5
4
3
2
1
0
$3.0
$3.5
$3.8
$5.3
$8.5
$9.1
$8.7
$9.1
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

FINAL COMMENTS

- **Proven Growth & Profitability** – Record FY 2026 sales of $20.9M and record net income of $1.8M, supported by a strong balance sheet and zero debt.
  **Net income record excludes the one-time benefit from PPP loan forgiveness recognized in FY2022.*
- **Trusted by Mission-Critical Sectors** – Proprietary coating technology and deep customer partnerships across medical devices, semiconductors, clean energy and precision glass.
- **Shift to Higher-Value Systems** – Customers are progressing from R&D platforms to larger, multi-machine production systems with significantly higher ASPs.
- **Building the Next Phase of Growth** – Investments in people, facilities and technical capabilities position Sono-Tek to capture larger production opportunities.



QUESTIONS?



OFFICIAL BUSINESS MEETING


FlexiCoat
FlexiCoat

THANK YOU

info@sono-tek.com

Dr. Christopher Coccio

Steve Harshbarger

SONO·TEK Corporation

